UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21622

Thrivent Financial Securities Lending Trust

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Rebecca A. Paulzine

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Stockholders

Annual Report

OCTOBER 31, 2012

Thrivent Financial

Securities Lending Trust

Thrivent Financial Securities Lending Trust

William D. Stouten, Portfolio Manager

Thrivent Financial Securities Lending Trust (the “Trust”) seeks to maximize current income to the extent consistent with the preservation of capital and liquidity and to maintain a stable $1.00 per share net asset value by investing in dollar-denominated securities with a remaining maturity of 397 calendar days or less.

With yields still at historically low levels, the backdrop for securities lending continued to be a challenge throughout the fiscal year. Demand for general collateral borrowing continued to be lackluster due to financial industry deleveraging and new industry regulations. The combination of low yields and lightened demand continues to result in compressed spreads and lower profitability throughout the securities lending industry.

The Trust’s net assets increased significantly during the reporting period as a number of series of Thrivent Mutual Funds began sweeping their cash balances into the account. As of the 12-month period ended October 31, 2012, net assets in the Trust totaled approximately $2.5 billion, which we expect to grow closer to $3.5 billion in the coming months. The significant increase in net assets of the Trust should help to decrease its volatility, while offering opportunities for enhancing its yield going forward.

With expectations of reduced volatility and a significant increase in net assets of the Trust, we began to lengthen the Trust’s weighted-average maturity (WAM) and weighted-average life (WAL). The Trust’s WAM ended the fiscal year at 47 days, twice as long as its historical norms. Also, the Trust’s WAL of close to 100 days on average was significantly higher than the money market peer group.

Our primary focus continued to be on seeking to maintain strong credit quality and liquidity for the Trust during the period. The Trust was conservatively positioned with close to 70% of its net assets invested directly in U.S. government obligations or U.S. government-supported securities. To help enhance the Trust’s yield and reduce transaction costs, we continued to invest heavily in floating-rate notes and variable-rate demand notes, averaging a combined exposure of 25%-30%. We also held approximately 15% exposure to Straight-A Funding, a government-supported entity that funds student loans. In addition, the larger Trust size allowed us to pick up a small amount of additional yield by investing in longer-term discount notes.

Going forward, the Trust will continue to seek to be a conservative investment vehicle with safety and liquidity as its primary objectives.

Portfolio Composition

(% of Portfolio)

An investment in the Trust is not insured or guaranteed by the FDIC or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

Thrivent Financial Securities Lending Trust

Thrivent Financial Securities Lending Trust As of October 31, 2012*
7-Day Yield	0.08%
7-Day Yield Gross of Waivers	0.07%
7-Day Effective Yield	0.08%
7-Day Effective Yield Gross of Waivers	0.07%

Average Annual Total Returns**
For the Period Ended October 31, 2012	1-Year	5-Year	Since Inception, 9/16/2004
Total Return	0.13%	0.92%	2.21%

*	Seven-day yields of the Thrivent Securities Lending Trust refer to the income generated by an investment in the Trust over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the investment adviser were not waiving or reimbursing certain expenses. Yields are subject to daily fluctuation and should not be considered an indication of future results.

**	Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Past performance is not an indication of future results. Current performance may be lower or higher than the performance data quoted. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the Trust. Investors should read and consider carefully before investing. To obtain a prospectus, call 1-800-THRIVENT.

An investment in the Trust is not insured or guaranteed by the FDIC or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Trust, you incur ongoing costs, including management fees and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In the table below, the second line provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

	Beginning Account Value 5/1/2012	Ending Account Value 10/31/2012	Expenses Paid During Period 5/1/2012 - 10/31/2012*	Annualized Expense Ratio
Thrivent Financial Securities Lending Trust
Actual	$1,000	$1,001	$0.25	0.05%
Hypothetical**	$1,000	$1,025	$0.25	0.05%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Financial Securities Lending Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Financial Securities Lending Trust (the “Trust”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 17, 2012

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402 T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Thrivent Financial Securities Lending Trust

Schedule of Investments as of October 31, 2012

Principal Amount	Asset Backed Commercial Paper (7.2%)[a]	Value
$40,000,000	Barton Capital Corporation 0.200%, 11/1/2012[b,c]	$40,000,000
45,880,000	Chariot Funding, LLC 0.160%, 11/1/2012[b,c]	45,880,000
72,550,000	Dealers Capital Access 0.353%, 11/1/2012	72,550,000
9,925,000	Golden Funding Corporation 0.170%, 11/1/2012[b,c]	9,925,000
10,000,000	Jupiter Securitization Corporation, LLC 0.160%, 11/2/2012[b,c]	9,999,956
5,000,000	Nieuw Amsterdam Receivables Corporation 0.150%, 11/1/2012[b,c]	5,000,000
	Total	183,354,956

Principal Amount	Financial Company Commercial Paper (0.4%)[a]	Value
10,800,000	Societe Generale North America, Inc. 0.180%, 11/1/2012	10,800,000
	Total	10,800,000

Principal Amount	Government Agency Debt (72.9%)[a]	Value
	Federal Agricultural Mortgage Corporation
7,940,000	0.132%, 11/20/2012	7,939,447
10,000,000	0.110%, 1/4/2013	9,998,044
10,000,000	0.130%, 1/14/2013	9,997,328
10,000,000	0.140%, 1/25/2013	9,996,694
38,560,000	0.202%, 2/1/2013[d]	38,553,382
12,980,000	0.170%, 4/15/2013	12,969,886
	Federal Farm Credit Bank
5,550,000	0.224%, 6/12/2013[d]	5,552,295
1,240,000	0.212%, 8/19/2013[d]	1,240,412
4,580,000	0.231%, 8/22/2013[d]	4,583,027
8,070,000	0.247%, 8/27/2013[d]	8,070,000
10,978,000	0.269%, 12/6/2013[d]	10,989,687
10,000,000	0.184%, 1/13/2014[d]	10,001,289
6,000,000	0.231%, 2/24/2014[d]	6,006,065
15,000,000	0.184%, 8/12/2014[d]	14,995,995
10,000,000	0.189%, 10/9/2014[d]	9,995,171
	Federal Home Loan Banks
10,000,000	0.120%, 11/2/2012	9,999,967
9,000,000	0.135%, 11/7/2012	8,999,798
44,900,000	0.125%, 11/14/2012	44,897,968
30,000,000	0.123%, 11/21/2012	29,997,944
48,900,000	0.135%, 11/23/2012	48,895,962
15,000,000	0.120%, 11/26/2012	14,998,750
19,515,000	0.130%, 11/28/2012	19,513,097
6,618,000	0.120%, 11/30/2012	6,617,360
18,800,000	0.139%, 12/7/2012	18,797,383
30,000,000	0.140%, 12/14/2012	29,994,983
8,000,000	0.130%, 12/19/2012	7,998,613
4,000,000	0.132%, 12/21/2012	3,999,267
25,000,000	0.140%, 12/26/2012	24,994,653
22,100,000	0.180%, 12/28/2012	22,101,247
20,000,000	0.120%, 1/9/2013	19,995,400
19,700,000	0.135%, 1/18/2013	19,694,238
10,000,000	0.130%, 1/23/2013	9,997,003
6,500,000	0.375%, 1/29/2013	6,503,576
16,900,000	0.150%, 2/6/2013	16,900,044
7,700,000	0.180%, 2/15/2013	7,700,691

Principal Amount	Government Agency Debt (72.9%)[a]	Value
$20,000,000	0.200%, 2/25/2013	$20,003,391
15,000,000	0.150%, 3/1/2013	14,992,500
13,000,000	0.152%, 3/8/2013	12,993,050
14,850,000	0.150%, 3/14/2013	14,849,328
10,000,000	0.152%, 3/20/2013	9,994,131
10,000,000	0.150%, 3/26/2013	9,993,958
35,000,000	0.161%, 4/17/2013	34,973,790
10,000,000	0.350%, 5/14/2013	10,008,978
10,000,000	0.220%, 9/6/2013[d]	10,000,856
30,000,000	0.171%, 10/25/2013[d]	30,003,045
20,000,000	0.260%, 11/15/2013[d]	20,006,323
5,000,000	0.210%, 2/3/2014[d]	4,996,818
8,320,000	0.260%, 2/24/2014[d]	8,320,000
6,000,000	0.181%, 2/27/2014[d]	5,999,202
33,470,000	0.330%, 6/4/2014[d]	33,507,712
	Federal Home Loan Mortgage Corporation
4,750,000	0.130%, 11/26/2012	4,749,571
2,500,000	0.150%, 12/17/2012	2,499,521
15,379,000	0.159%, 12/21/2012	15,462,330
11,858,000	0.140%, 12/24/2012	11,855,556
40,000,000	0.139%, 12/31/2012	39,990,708
4,700,000	0.125%, 1/3/2013	4,698,972
15,000,000	0.130%, 1/14/2013	14,995,992
3,000,000	0.130%, 2/4/2013	2,998,971
10,000,000	0.130%, 2/13/2013	9,996,244
15,000,000	0.145%, 2/27/2013	14,992,871
25,000,000	0.145%, 2/28/2013	24,988,017
6,800,000	0.150%, 3/5/2013	6,796,487
10,000,000	0.150%, 3/19/2013	9,994,250
9,102,000	0.171%, 3/21/2013[d]	9,102,954
8,195,000	0.155%, 4/1/2013	8,189,672
14,600,000	0.160%, 4/12/2013	14,589,488
9,213,000	0.160%, 4/22/2013	9,205,957
10,000,000	0.163%, 4/24/2013	9,992,122
15,000,000	0.165%, 4/29/2013	14,987,694
20,000,000	0.169%, 5/6/2013[d]	20,000,610
50,000,000	0.164%, 6/3/2013[d]	50,001,681
2,760,000	0.164%, 6/17/2013[d]	2,760,112
4,250,000	0.390%, 9/12/2013[d]	4,253,734
16,700,000	0.154%, 9/13/2013[d]	16,699,064
13,150,000	0.185%, 11/4/2013[d]	13,151,988
	Federal National Mortgage Association
8,025,000	0.149%, 11/19/2012	8,042,904
7,700,000	0.120%, 11/21/2012	7,699,487
5,000,000	0.231%, 11/23/2012[d]	4,999,908
8,000,000	0.380%, 11/23/2012[d]	7,999,900
20,000,000	0.136%, 11/28/2012	19,997,967
15,000,000	0.140%, 12/5/2012	14,998,017
29,105,000	0.140%, 12/19/2012	29,099,567
25,000,000	0.241%, 12/20/2012[d]	25,003,155
20,000,000	0.147%, 12/27/2012	20,026,173
25,000,000	0.241%, 12/28/2012[d]	25,003,708
20,000,000	0.375%, 12/28/2012	20,006,791
30,000,000	0.125%, 1/2/2013	29,993,542
9,600,000	0.140%, 1/7/2013	9,597,499
25,000,000	0.135%, 1/16/2013	24,992,875
14,902,000	0.149%, 2/12/2013	15,046,499
7,395,000	0.130%, 2/20/2013	7,392,036
13,030,000	0.130%, 2/27/2013	13,024,448
5,000,000	0.150%, 3/20/2013	4,997,104
10,000,000	0.150%, 3/27/2013	9,993,917
15,000,000	0.167%, 4/1/2013	15,237,929
5,000,000	0.189%, 11/8/2013[d]	5,001,587

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Financial Securities Lending Trust

Schedule of Investments as of October 31, 2012

Principal Amount	Government Agency Debt (72.9%)[a]	Value
$5,000,000	0.440%, 8/25/2014[d]	$5,012,862
	Straight-A Funding, LLC
15,000,000	0.180%, 11/2/2012[b,c]	14,999,925
6,000,000	0.180%, 12/5/2012[b,c]	5,998,980
25,000,000	0.150%, 12/10/2012[b,c]	24,995,938
15,000,000	0.170%, 12/11/2012[b,c]	14,997,167
25,000,000	0.150%, 12/12/2012[b,c]	24,995,729
13,412,000	0.180%, 12/18/2012[b,c]	13,408,848
19,000,000	0.180%, 12/19/2012[b,c]	18,995,440
25,000,000	0.170%, 12/21/2012[b,c]	24,994,097
20,000,000	0.180%, 1/2/2013[b,c]	19,993,800
26,166,000	0.180%, 1/3/2013[b,c]	26,157,758
25,000,000	0.180%, 1/8/2013[b,c]	24,991,500
25,000,000	0.180%, 1/14/2013[b,c]	24,990,750
30,000,000	0.180%, 1/15/2013[b,c]	29,988,750
30,034,000	0.180%, 1/22/2013[b,c]	30,021,686
26,611,000	0.180%, 1/23/2013[b,c]	26,599,956
30,000,000	0.180%, 1/24/2013[b,c]	29,987,400
15,000,000	0.180%, 1/25/2013[b,c]	14,993,625
30,000,000	0.180%, 1/28/2013[b,c]	29,986,800
23,550,000	0.180%, 1/29/2013[b,c]	23,539,520
	Total	1,858,889,858

Shares	Investment Company (4.2%)	Value
130,000	AIM Investments Institutional Government and Agency Portfolio 0.030%	130,000
11,682,000	BlackRock Cash Funds 0.220%	11,682,000
30,045,000	Dreyfus Institutional Cash Advantage Fund 0.120%	30,045,000
50,591,000	DWS Money Market Series 0.150%	50,591,000
14,071,000	Morgan Stanley Institutional Liquidity Funds 0.150%	14,071,000
	Total	106,519,000

Principal Amount	Other Commercial Paper (1.2%)[a]	Value
30,000,000	Novartis Finance Corporation 0.150%, 11/6/2012[c]	29,999,375
	Total	29,999,375

Principal Amount	Other Instrument (2.0%)[a]	Value
52,015,000	BNP Paribas (Time Deposit) 0.140%, 11/1/2012	52,015,000
	Total	52,015,000

Principal Amount	Other Note (1.2%)[a]	Value
	General Electric Capital Corporation
8,985,000	0.376%, 12/21/2012[d]	8,988,089
19,000,000	0.158%, 12/28/2012	19,072,922

Principal Amount	Other Note (1.2%)[a]	Value
$4,200,000	J.P. Morgan Chase & Company 0.617%, 12/26/2012d	$4,203,125
	Total	32,264,136

Principal Amount	Treasury Debt (2.0%)[a]	Value
	U.S. Treasury Bills
25,000,000	0.125%, 12/27/2012	24,995,139
25,000,000	0.110%, 1/31/2013	24,993,049
	Total	49,988,188

Principal Amount	Variable Rate Demand Note (8.9%)[a]	Value
9,495,000	Andover, Minnesota Senior Housing Revenue Bonds 0.210%, 11/7/2012[d]	9,495,000
11,100,000	Capital Trust Agency Multifamily Housing Revenue Bonds 0.210%, 11/7/2012[d]	11,100,000
5,190,000	Illinois Finance Authority Multifamily Housing Revenue Bonds (Villagebrook Apartments) 0.250%, 11/7/2012[d]	5,190,000
8,560,000	Lancaster County, Nebraska Hospital Authority No. 1 Hospital Revenue Refunding Bonds (BryanLGH Medical Center) 0.250%, 11/1/2012[d]	8,560,000
2,090,000	0.210%, 11/7/2012[d]	2,090,000
	Overseas Private Investment Corporation
8,070,175	0.170%, 11/7/2012[d]	8,070,175
2,476,906	0.170%, 11/7/2012[d]	2,476,906
39,000,000	0.170%, 11/7/2012[d]	39,000,000
3,103,446	0.170%, 11/7/2012[d]	3,103,446
24,000,000	0.170%, 11/7/2012[d]	24,000,000
10,000,000	0.180%, 11/7/2012[d]	10,000,000
43,305,000	0.180%, 11/7/2012[d]	43,305,000
10,000,000	0.180%, 11/7/2012[d]	10,000,000
15,000,000	0.180%, 11/7/2012[d]	15,000,000
7,500,000	0.180%, 11/7/2012[d]	7,500,000
10,000,000	0.180%, 11/7/2012[d]	10,000,000
5,935,000	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System) 0.200%, 11/7/2012[d]	5,935,000
14,360,000	Tarrant County Cultural Education Facilities Finance Corporation Revenue Bonds (Methodist Hospitals of Dallas) 0.240%, 11/1/2012[d]	14,360,000
	Total	229,185,527

	Total Investments (at amortized cost) 100.0%	$2,553,016,040
	Other Assets and Liabilities, Net <0.1%	812,378
	Total Net Assets 100.0%	$2,553,828,418

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Financial Securities Lending Trust

Schedule of Investments as of October 31, 2012

b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2012, the value of these investments was $565,442,000 or 22.1% of total net assets.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2012.

Cost for federal income tax purposes                                 $ 2,553,016,040

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2012, in valuing Thrivent Financial Securities Lending Trust’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	183,354,956	–	183,354,956	–
Financial Company Commercial Paper	10,800,000	–	10,800,000	–
Government Agency Debt	1,858,889,858	–	1,858,889,858	–
Investment Company	106,519,000	106,519,000	–	–
Other Commercial Paper	29,999,375	–	29,999,375	–
Other Instrument	52,015,000	–	52,015,000	–
Other Note	32,264,136	–	32,264,136	–
Treasury Debt	49,988,188	–	49,988,188	–
Variable Rate Demand Note	229,185,527	–	229,185,527	–
Total	$2,553,016,040	$106,519,000	$2,446,497,040	$–

There were no significant transfers between Levels during the period ended October 31, 2012. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Financial Securities Lending Trust

Statement of Assets and Liabilities

As of October 31, 2012	Securities Lending Trust

Assets
Investments at cost	$2,553,016,040
Investments in securities at value	2,553,016,040
Investments at Value	2,553,016,040	[1]
Cash	4,221
Dividends and interest receivable	1,052,167
Prepaid expenses	2,761
Total Assets	2,554,075,189
Liabilities
Distributions payable	163,055
Accrued expenses	32,541
Payable to affiliate	51,175
Total Liabilities	246,771
Net Assets
Capital stock (beneficial interest)	2,553,816,291
Accumulated undistributed net realized gain/(loss)	12,127
Total Net Assets	$2,553,828,418
Shares of beneficial interest outstanding	2,553,816,291
Net asset value per share	$1.00

1 Securities held by the Trust are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Financial Securities Lending Trust

Statement of Operations

For the year ended October 31, 2012	Securities Lending Trust

Investment Income
Dividends	$71,570
Interest	974,206
Total Investment Income	1,045,776
Expenses
Adviser fees	267,757
Administrative service fees	90,000
Audit and legal fees	26,876
Custody fees	31,286
Insurance expenses	7,189
Printing and postage expenses	6,540
Transfer agent fees	41,612
Trustees’ fees	4,982
Other expenses	10,114
Total Expenses Before Reimbursement	486,356
Less:
Reimbursement from adviser	(186,806)
Custody earnings credit	(685)
Total Net Expenses	298,865

Net Investment Income/(Loss)	746,911
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	12,127
Net Realized and Unrealized Gains/(Losses)	12,127

Net Increase/(Decrease) in Net Assets Resulting From Operations	$759,038

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Financial Securities Lending Trust

Statement of Changes in Net Assets

	Securities Lending Trust
For the periods ended	10/31/2012	10/31/2011

Operations
Net investment income/(loss)	$746,911	$1,092,143
Net realized gains/(losses)	12,127	10,103
Net Change in Net Assets Resulting From Operations	759,038	1,102,246
Distributions to Shareholders
From net investment income	(746,911)	(1,092,143)
From net realized gains	(10,103)	(5,215)
Total Distributions to Shareholders	(757,014)	(1,097,358)
Capital Stock Transactions
Sold	7,580,627,600	6,807,739,373
Redeemed	(5,636,704,553)	(6,977,241,677)
Total Capital Stock Transactions	1,943,923,047	(169,502,304)

Net Increase/(Decrease) in Net Assets	1,943,925,071	(169,497,416)

Net Assets, Beginning of Period	609,903,347	779,400,763

Net Assets, End of Period	$2,553,828,418	$609,903,347

Accumulated Undistributed Net Investment Income/(Loss)	$–	$–

Capital Stock Share Transactions
Sold	7,580,627,600	6,807,739,373
Redeemed	(5,636,704,553)	(6,977,241,677)
Total Capital Stock Share Transactions	1,943,923,047	(169,502,304)

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Financial Securities Lending Trust

Notes to Financial Statements

October 31, 2012

(1) ORGANIZATION

Thrivent Financial Securities Lending Trust (the “Trust”) was organized as a Massachusetts Business Trust on August 4, 2004 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust commenced operations on September 16, 2004. All investments in the Trust are by affiliates of the Trust. The Trust serves as an investment vehicle for cash collateral posted in exchange for loaned securities of mutual funds sponsored by Thrivent Financial for Lutherans, the Trust’s investment adviser (“Thrivent Financial” or the “Adviser”), and its affiliates. Deutsche Bank AG serves as the lending agent to this securities lending program. The Trust also includes assets that are not part of the securites lending program. Series of Thrivent Mutual Funds and Thrivent Series Fund, Inc. may sweep their cash balances into the Trust.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. The Adviser follows procedures designed to help maintain a constant net asset value of $1.00 per share.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. Various inputs are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Fund’s own assumptions and broker evaluations in determining the fair value of investments.

(B) Federal Income Taxes – The Trust intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Trust, accordingly, anticipates paying no Federal income taxes and no Federal income tax provision was recorded.

GAAP requires management of the Trust to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Trust must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Trust analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Trust include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2012, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2009 through 2012. Additionally, as of October 31, 2012, the tax year ended October 31, 2008 is open for Wisconsin. The Trust has no examinations in progress and none are expected at this time.

As of October 31, 2012, management of the Trust has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Trust’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(C) Custody Earnings Credit – The Trust has a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(D) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from the Trust are declared daily and distributed monthly. Net realized gains from securities transactions, if any, are distributed at least annually after the close of the fiscal year.

(E) Repurchase Agreements – The Trust may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Trust

Thrivent Financial Securities Lending Trust

Notes to Financial Statements

October 31, 2012

uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Trust could incur a loss due to a drop in the value of the security during the time it takes the Trust to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Trust may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser to be creditworthy. During the year ended October 31, 2012, the Trust did not engage in this type of investment.

(F) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(G) Recent Accounting Pronouncements – In December 2011, FASB released Accounting Standards Update 2011-11 (ASU 2011-11), Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities. This updated standard is a result of collaboration between FASB and The International Accounting Standards Board (IASB) to enhance current disclosures. The amendments include new disclosure requirements of gross and net information about instruments and transactions, such as derivatives, eligible for offset in the Statement of Assets and Liabilities or subject to a master netting arrangement or similar agreement. The disclosures required by ASU 2011-11 will be effective for any reporting period (annual or interim) beginning on or after January 1, 2013. Management is currently evaluating the application of ASU 2011-11 on the Fund’s financial statements.

(H) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discount and premium are amortized over the life of the respective securities on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Dividend income is recorded on the ex-dividend date.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust pays Thrivent Financial a fee for its advisory services. The annual rate of fees under the Investment Advisory Agreement is calculated at 0.045% of the average daily net assets of the Trust.

The Adviser has agreed to voluntarily reimburse the Trust for all expenses in excess of 0.05% of average daily net assets. This voluntary expense reimbursement may be discontinued by the Adviser at any time.

(B) Other Fees – The Trust has entered into an administration and accounting services agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain administrative and accounting personnel and services. For the year ended October 31, 2012, Thrivent Financial received aggregate fees for administrative and accounting personnel and services of $90,000 from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Each participant’s deferred compensation account will increase or decrease as if it were invested in shares of a particular series of Thrivent Mutual Funds.

Trustees not participating in the above plan received $4,914 in fees from the Trust for the year ended October 31, 2012. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are employed at Thrivent Financial for Lutherans and receive no compensation from the Trust.

(C) Indirect Expenses – The Trust may invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Trust’s expense ratio. The Trust indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) FEDERAL INCOME TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, GAAP requires such amounts to be reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. No reclassifications were necessary at October 31, 2012.

During the year ended October 31, 2012 and the year ended October 31, 2011, the Trust distributed $757,014 and $1,097,358 from ordinary income, respectively. At October 31, 2012, undistributed ordinary income and undistributed long-term gains for tax purposes were $11,031 and $1,096, respectively.

Capital losses generated during the year ending October 31, 2012 and later, will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the Act). The Act made several changes to the tax rules that impact the Trust. Under the Act, if the losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained.

Thrivent Financial Securities Lending Trust

Notes to Financial Statements

October 31, 2012

(5) SUBSEQUENT EVENTS

Management of the Trust has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Management notes that on November 27, 2012, the Trustees approved changing the name of the Trust to Thrivent Cash Management Trust.

Thrivent Financial Securities Lending Trust

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SECURITIES LENDING TRUST
Year Ended 10/31/2012	$1.00	$–	$–	$–	$–	$–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Financial Securities Lending Trust

Financial Highlights - continued

			RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**			Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$1.00	0.13%	$2,553.8	0.05%	0.12%	0.08%	0.09%	N/A
–	1.00	0.15%	609.9	0.05%	0.15%	0.08%	0.12%	N/A
–	1.00	0.22%	779.4	0.05%	0.21%	0.08%	0.19%	N/A
(0.01)	1.00	0.76%	746.7	0.05%	0.92%	0.06%	0.91%	N/A
(0.03)	1.00	3.38%	2,461.9	0.05%	3.36%	0.05%	3.36%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling
1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.sec.gov.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available at www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees the Trust and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 26 funds that offer Class A and Institutional Class shares.
•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 36 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial.

The 36 series of Thrivent Series Fund, Inc., the 26 funds of Thrivent Mutual Funds and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2008	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003
Independent Trustees (2)(3)(4)(5)
Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008; Independent Director/Trustee of three affiliated family of funds (AEGON/Transamerica Series Trust (consisted of 40 funds), Transamerica IDEX Funds (consisted of 53 funds) and Transamerica Income Shares, Inc. (consisted of one fund)) from 2001 through 2007; Independent Director of Central Vermont Public Service Corporation (electric utility) from 2001 through 2007; Advisory Board Director of AmSouth Bank, N.A. from 1997 through 2007
Richard L. Gady (1943) 1987	Retired
Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007. Previously, Director of Washington Hospital Center
Marc S. Joseph (1960) 2011	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004
Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds
James A. Nussle (1960) 2011	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009; CEO of The Nussle Group, Navigating Strategies LLC (consulting firm) from January 2007 through September 2007; and Member of Congress in U.S. House of Representatives from 1991 through 2007. Currently, Advisory Board member of AVISTA Capital Partners
Douglas D. Sims (1946) 2006	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence

Board of Trustees and Officers

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Constance L. Souders (1950) 2007	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007 and Supervisory Registered Principal from 2000 to 2007 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007 of Harbor Funds

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
Russell W. Swansen (1957) President	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003
David S. Royal (1971) Secretary and Chief Legal Officer	Vice President and Managing Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010
Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006
Ted S. Dryden (1965) Chief Compliance Officer

Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004
Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002
Mark D. Anema (1961) Vice President	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007
Jody L. Bancroft (1971) Assistant Vice President

Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009; Manager, Life & Health New Business Services, Thrivent Financial from 2006 to 2007

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005
Rebecca A. Paulzine (1979) Assistant Secretary	Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009
Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002
Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007
(1)

“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.

(3)	Each Trustee oversees 63 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913

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This report is submitted for the information of shareholders of Thrivent Financial Securities Lending Trust. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Financial Securities Lending Trust, which contains more complete information about the Trust, including investment objectives, risks, charges and expenses.

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,888 for the year ended October 31, 2011 and $14,000 for the year ended October 31, 2012.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the year ended October 31, 2011 and $0 for the year ended October 31, 2012. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2011 and $0 for the year ended October 31, 2012.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice and tax planning services were $4,980 for the year ended October 31, 2011 and $5,080.00 for the year ended October 31, 2012. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2011 and $0 for the year ended October 31, 2012.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for the years ended October 31, 2011 and October 31, 2012. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $1,800 for the year ended October 31, 2011 and $6,800 for the year ended October 31, 2012. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. For 2012, these payments also include fees related to the merger of certain series of Thrivent Series Fund, Inc. These figures are also reported in response to item 4(g) below.

(e)

Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2012 were for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending October 31, 2011 and October 31, 2012 were $1,800 and $6,800 respectively. These figures are also reported in response to item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 28, 2012	THRIVENT FINANCIAL SECURITIES LENDING TRUST

By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 28, 2012	By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Date: December 28, 2012	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer